UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 150
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	404	978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange
Series A Junior Participating Preferred Share Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders (“Annual Meeting”) on May 12, 2021. A total of 226,013,784 common shares were present or represented by proxy at the meeting. The Company’s shareholders voted on three proposals and cast their votes as follows:

Proposal 1 - Election of Directors

All eleven of the nominees for directors were elected to serve for a term which expires at our 2022 Annual Meeting of Shareholders by the votes set forth below.

Director Nominee	Voted For	Against	Abstain	Broker Non-Votes
Brian P. Anderson	189,717,879	14,535,002	698,230	21,062,673
Bryce Blair	182,839,150	21,462,989	648,972	21,062,673
Richard W. Dreiling	169,190,228	32,057,105	3,703,778	21,062,673
Thomas J. Folliard	196,199,340	8,102,310	649,461	21,062,673
Cheryl W. Grisé	194,475,564	9,831,313	644,234	21,062,673
André J. Hawaux	201,561,613	2,689,545	699,953	21,062,673
J. Phillip Holloman	203,305,745	1,393,892	251,474	21,062,673
Ryan R. Marshall	202,832,116	1,471,308	647,687	21,062,673
John R. Peshkin	201,915,956	2,335,827	699,328	21,062,673
Scott F. Powers	195,434,983	8,867,746	648,382	21,062,673
Lila Snyder	203,637,463	664,354	649,294	21,062,673

Proposal 2 - Ratification of the Selection of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021 was ratified by the shareholders by the votes set forth below.

Voted For	Voted Against	Abstain
211,096,021	13,806,233	1,111,530

Proposal 3 - Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of our named executive officers by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
188,948,490	15,745,111	257,510	21,062,673

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	May 17, 2021	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary